UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 10, 2009

FLUOR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-16129	33-0927079
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification
incorporation or organization)		Number)

6700 Las Colinas Blvd.
Irving, Texas		75039
(Address of principal executive offices)		(Zip Code)

(469) 398-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On August 10, 2009, Fluor Corporation announced its financial results for the quarter ended June 30, 2009.  A copy of the press release (the “Earnings Release”) making this announcement is attached hereto as Exhibit 99.1 and incorporated herein by reference.  The Earnings Release contains a presentation of segment margins that is a non-GAAP financial measure, as defined under SEC rules, and that is reconciled to the most directly comparable GAAP financial measure in the Earnings Release.  The non-GAAP financial measure is presented in the Earnings Release because management has evaluated the company’s financial results both including and excluding the substantial gain from the sale of the Greater Gabbard joint venture interest from its segment margins and believes that the non-GAAP financial measure for the 2008 periods provides investors additional perspective relating to trends in the company’s operating results.

The information in this Current Report on Form 8-K, including the exhibit, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities of that section.  Furthermore, this Current Report on Form 8-K, including the exhibit, shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934.

Fluor Corporation includes backlog and new awards data in the Earnings Release.  Backlog is a measure of the total dollar value of work to be performed on contracts awarded and in progress.  Although backlog reflects business that is considered to be firm, cancellations, scope adjustments or deferrals may occur.  Backlog is adjusted to reflect any known project cancellations, revisions to project scope and cost, and deferrals, as appropriate.  New awards is a measure of the total dollar value of work to be performed on contracts awarded in the period.  Backlog and new awards measures are regularly reported in the construction industry.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description
99.1	Press Release Issued by Fluor Corporation on August 10, 2009 announcing its financial results for the quarter ended June 30, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 10, 2009	FLUOR CORPORATION

	By:	/s/ D. Michael Steuert
D. Michael Steuert
Senior Vice President and Chief Financial Officer

FLUOR CORPORATION

INDEX OF EXHIBITS

Exhibit Number	Description
99.1	Press Release Issued by Fluor Corporation on August 10, 2009 announcing its financial results for the quarter ended June 30, 2009.